VAN KAMPEN UNIT TRUSTS, SERIES 527

                      Select 5 Industrial Portfolio 2005-4
                         EAFE Select 20 Portfolio 2005-4
                     Select S&P Industrial Portfolio 2005-4
                  Global 45 Dividend Strategy Portfolio 2005-4
                        Nasdaq Select 10 Portfolio 2005-4


               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 3, 2005


         Notwithstanding anything to the contrary in the prospectus, the Record Dates for Global 45 Dividend Strategy Portfolio 2005-4 are the 10th day of January 2006, February 2006, May 2006 and August 2006 and the Distribution Dates are the 25th day of January 2006, February 2006, May 2006 and August 2006. Notwithstanding anything to the contrary in the prospectus, the Record Dates for all other Portfolios set forth above are the 10th day of February 2006, May 2006 and August 2006 and the Distribution Dates are the 25th day of February 2006, May 2006 and August 2006.


Supplement Dated: February 1, 2006